                                                                   EXHIBIT 24.1

                      NAVISTAR INTERNATIONAL CORPORATION

                               POWER OF ATTORNEY

                      REGISTRATION STATEMENT ON FORM S-3

  KNOW ALL MEN BY THESE PRESENTS, THAT EACH OF THE UNDERSIGNED OFFICERS AND DIRECTORS OF NAVISTAR INTERNATIONAL CORPORATION (THE "COMPANY"), HEREBY APPOINT JOHN R. HORNE, ROBERT C. LANNERT, ROBERT A. BOARDMAN AND J. STEVEN KEATE, AND EACH OF THEM, AS ATTORNEYS-IN-FACT FOR THE UNDERSIGNED AND FOR EACH OF THEM (WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF EACH OF UNDERSIGNED OFFICERS AND DIRECTORS OF THE COMPANY, TO SIGN AND FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, A REGISTRATION STATEMENT ON FORM S-3 (THE "REGISTRATION STATEMENT"), FOR THE PURPOSE OF REGISTERING THE COMPANY'S OFFER AND SALE OF UP TO 3,000,000 SHARES OF COMMON STOCK OF THE COMPANY, AND ANY AND ALL AMENDMENTS, SUPPLEMENTS AND EXHIBITS TO ANY SUCH REGISTRATION STATEMENT, INCLUDING POST-EFFECTIVE AMENDMENTS, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH ANY STATE SECURITIES REGULATING BOARD OR COMMISSION PERTAINING TO SUCH REGISTRATION STATEMENT OR SECURITIES COVERED THEREBY, HEREBY GRANTING UNTO SAID ATTORNEYS-IN-FACT, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING NECESSARY OR DESIRABLE TO BE DONE IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS EACH OF THE UNDERSIGNED MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM, OR ANY OF THEIR SUBSTITUTES, MAY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


       /s/ John R. Horne             Chairman, President and         March 10, 1998
____________________________________  Chief Executive Officer and
           John R. Horne              Director
                                      (Principal Executive
                                      Officer)

     /s/ Robert C. Lannert           Executive Vice President and    March 10, 1998
____________________________________  Chief Financial Officer and
         Robert C. Lannert            Director (Principal
                                      Financial Officer)

      /s/ J. Steven Keate            Vice President and              March 13, 1998
____________________________________  Controller (Principal
          J. Steven Keate             Accounting Officer)

     /s/ William F. Andrews          Director                        March 11, 1998
____________________________________
         William F. Andrews

     /s/ Andrew F. Brimmer           Director                        March 11, 1998
____________________________________
         Andrew F. Brimmer

      /s/ John D. Correnti           Director                        March 11, 1998
____________________________________
          John D. Correnti

      /s/ William C. Craig           Director                        March 12, 1998
____________________________________
          William C. Craig

      /s/ Jerry E. Dempsey           Director                        March 11, 1998
____________________________________
          Jerry E. Dempsey


             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


                                     Director                        March   , 1998
____________________________________
          John F. Fiedler

    /s/ John T. Grigsby, Jr.         Director                        March 11, 1998
____________________________________
        John T. Grigsby, Jr.

                                     Director                        March   , 1998
____________________________________
             Mary Garst

                                     Director                        March   , 1998
____________________________________
         Michael N. Hammes

                                     Director                        March   , 1998
____________________________________
           Allen J. Krowe

                                     Director                        March   , 1998
____________________________________
        Walter J. Laskowski

     /s/ William F. Patient          Director                        March 11, 1998
____________________________________
         William F. Patient
